Exhibit 99.1
PRESS RELEASE

All Signify Health Collaborative ACOs Earn Shared Savings for 2021 Performance

Signify’s provider partners saved more than $138 million in 2021, and all Collaborative ACOs earned 100 percent on their Merit-Based Incentive Payment System scores

Signify achieves record ACO sales for 2023, Collaborative ACOs to reach over 700,000 attributed lives in 2023

DALLAS and NEW YORK – August 30, 2022 – Signify Health, Inc. (NYSE: SGFY), a leading value-based healthcare platform enabled by advanced analytics, technology, and nationwide healthcare networks, today announced that its collaborative accountable care organizations (ACOs) generated more than $138 million in gross savings in 2021. As a result of their strong performance in the Medicare Shared Savings Program, community hospitals and their affiliated physicians earned more than $59 million in shared savings payments. The Company also announced that it has surpassed its target for new ACO bookings in 2023 due to the strong performance and the combined capabilities of Signify Health and Caravan Health.

“These impressive results confirm what we have learned through many years managing outcomes-based payment models – our dedicated population health management leads to quality care while saving money for Medicare,” said Kyle Armbrester, Signify Health CEO. “Our approach and track record has resonated with our clients, allowing us to achieve record ACO sales for 2023 and to surpass 700,000 lives under management in 2023, with nearly 70% of attributed lives expected to be in Enhanced tracks. I’m excited to bring Signify’s in-home capabilities to these new clients in the coming months.”

Signify Health’s success-based pricing model, with no upfront fees, effectively minimizes downside risk and has resulted in all Collaborative ACOs earning MIPS scores of 100% and the maximum positive payment adjustment. MIPS, the Centers for Medicare & Medicaid Services’ value-based measurement program, adjusts Medicare payment rates based on healthcare quality and outcomes.

In 2022, Signify aligned with more than 29,000 providers across more than 40 states, representing more than 500,000 covered lives. Provider organizations participating in Signify’s Collaborative ACOs include health systems, integrated delivery networks, rural and community hospitals, and independent practices. Signify is building on its success with a suite of new services in 2023, including in-home capabilities, Return to Home to support patient care transitions, and analytic enhancements to help providers solve patient problems at the point-of-care.

In March 2022, Signify Health acquired Caravan Health, a leader in guiding ACOs to success with client results that have historically led the nation in earned shared savings and MIPS scores. The acquisition resulted in one of the largest national networks of providers engaged in value-based payment models, with the goal to excel in population health management and value-based payment programs.

Exhibit 99.1
About Signify Health

Signify Health is a leading healthcare platform that leverages advanced analytics, technology, and nationwide healthcare provider networks to create and power value-based payment programs. Our mission is to build trusted relationships to make people healthier. Our solutions support value-based payment programs by aligning financial incentives around outcomes, providing tools to health plans and healthcare organizations designed to assess and manage risk and identify actionable opportunities for improved patient outcomes, coordination, and cost-savings. Through our platform, we coordinate what we believe is a holistic suite of clinical, social, and behavioral services to address an individual’s healthcare needs and prevent adverse events that drive excess cost, all while shifting services towards the home.

Forward Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical fact included in this press release are forward-looking statements. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, achievements or the number of attributed lives. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Some of the factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements include: our ability to achieve forecasted new ACO bookings in 2023; our ability to achieve over 700,000 lives under management in 2023; the COVID-19 pandemic and whether the pandemic will continue to subside in 2022; our ability to realize synergies from the acquisition of Caravan Health, Inc.; our dependence on certain key government programs; risks associated with estimating program size, savings rate and patient attribution; our failure to continue to innovate and provide services that are useful to customers and achieve and maintain market acceptance; our limited operating history with certain of our solutions; our failure to compete effectively; the length and unpredictability of our sales cycle; seasonality that may cause fluctuations in our sales, cash flows and results of operations; the information we provide to, or receive from, our health plans and providers could be inaccurate or incomplete; the risk that the cost of services provided will be higher than benchmark prices in our care redesign solutions; failure of our existing customers to continue or renew their contracts with us; failure of service providers to meet their obligations to us; our failure to achieve or maintain profitability; our revenues not growing at the rates they historically have, or at all; our failure to successfully execute on our growth initiatives, business strategies, or operating plans; our failure to successfully launch new products; our failure to effectively adapt to changes in the healthcare industry, including changes in the rules governing Medicare or other federal healthcare programs; our failure to adhere to complex and evolving governmental laws and regulations; our failure to comply with current and future federal and state privacy, security and data protection laws, regulations or standards; adverse findings from inspections, reviews, audits and investigations; inadequate investment in or maintenance of our operating

Exhibit 99.1
platform and other information technology and business systems; our ability to develop and/or enhance information technology systems and platforms to meet our changing customer needs; higher than expected investments in our business including, but not limited to, investments in our technology and operating platform, which could reduce our profitability; security breaches or incidents, loss or misuse of data, a failure in or breach of our operational or security systems or other disruptions; disruptions in our disaster recovery systems or management continuity planning; our ability to obtain, maintain, protect and enforce our intellectual property; risks associated with acquiring other businesses including our ability to effectively integrate the operations and technologies of the acquired businesses; and the other risk factors described under “Risk Factors” in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which are available free of charge on the SEC's website at: www.sec.gov.

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. In addition, all forward-looking statements speak only as of the date of this press release. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise other than as required under the federal securities laws.

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Source: Signify Health

Media contact:
Lynn Shepherd, VP, Corporate and Enterprise Communications
lshepherd@signifyhealth.com